UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Aura on Broadway, Tempe, Arizona

On December 12, 2014, CNL Growth Properties, Inc. (the “Company”), through a wholly owned subsidiary of the Company’s operating partnership (the “CGP JV Partner”), entered into an agreement with PBB – TRG Broadway, L.P., a Delaware limited partnership (the “Trinsic JV Partner”) for the purpose of forming a joint venture, GGT TRG Broadway AZ, LLC, a Delaware limited liability company (the “Joint Venture”), of which the CGP JV Partner owns a 90% interest and the Trinsic JV Partner owns a 10% interest. The Trinsic JV Partner is an affiliate of Trinsic Residential Group LP (“Trinsic”).

On December 12, 2014, the Joint Venture acquired a fee simple interest in an approximately 7.8-acre infill parcel of land, located in Tempe, Maricopa County, Arizona, a suburb of Phoenix, on which the Joint Venture will develop, construct and operate a “Class A” garden-style multifamily residential community (the “Project”). The Project will consist of nine apartment buildings having an aggregate of approximately 227,646 square feet of net rentable area, a total of 194 residential units with an average gross unit size of 931 square feet, and 353 parking spaces. The Project will be known as “Aura on Broadway,” and will feature a fitness center and a resort-style swimming pool among its amenities.

The purchase price for the land was approximately $4.0 million; and the total projected budget for the Project, including the purchase price of the land, construction costs and other development costs, is approximately $29.5 million. The purchase price for the land and related acquisition closing costs, and certain expenses, fees and pre-development costs were funded by the Joint Venture from the capital contributions of the JV Partners. The balance of the development and construction costs of the Project will be funded with a construction loan from Comerica Bank in the amount of approximately $20.7 million.

Trinsic, through affiliated companies, will serve as the developer and the general contractor of the Project. Trinsic will receive a development fee and a construction fee at market rates. The development period will be approximately 16 months, and we anticipate that the Project should achieve substantial completion in 2016. Once completed, it is anticipated that the leasing and management of the Project will be provided by an experienced independent third party property management firm specializing in the on-site management of multi-family properties.

The Company, through the CGP JV Partner, is the managing member of the Joint Venture. However, the Company has delegated to Trinsic the authority to manage the day-to-day operations of the Joint Venture, subject to the Company’s approval of certain major decisions, and further subject to the Company’s right to terminate such delegation of authority.

Trinsic is a privately-held real estate development company based in Dallas, Texas. Trinsic develops institutional quality Class-A multifamily assets. We are not affiliated with Trinsic or the Trinsic JV Partner, however, the Aura on Broadway Project is our fourth joint venture with Trinsic.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the

Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2014		CNL GROWTH PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall Senior Vice President of Operations